UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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405 Park Avenue, 4th Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 31, 2018
April 5, 2018
To the Stockholders of Healthcare Trust, Inc.:
I am pleased to invite our stockholders to the 2018 Annual Meeting of Stockholders (“Annual Meeting”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, May 31, 2018 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 11:30 a.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (1) the election of one member of the Board of Directors to serve until the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and until his successor is duly elected and qualifies, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Our Board of Directors has fixed the close of business on March 19, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com/HTI. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST, INC.

405 Park Avenue, 4th Floor
New York, New York 10022
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2017 (our “2017 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 4th Floor, New York, New York 10022. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2017 10-K have either been mailed to you or been made available to you on the Internet. Mailing to our stockholders is expected to commence on or about April 9, 2018. Additional copies of this Proxy Statement and our 2017 10-K will be furnished to you, without charge, by writing us at Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on May 31, 2018
This Proxy Statement, the Notice of Annual Meeting and our 2017 10-K are available at:
www.proxyvote.com/HTI

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me this proxy statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing W. Todd Jensen and Katie P. Kurtz, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, May 31, 2018, 2018, at 11:30 a.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Lee M. Elman as a Class I director to serve until our 2021 Annual Meeting and until his successor is duly elected and qualifies;

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ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on March 19, 2018 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 91,251,142 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Unless separate authorization has been obtained from a beneficial holder previously granted voting power by the custodian or other record holder of such beneficial owner’s shares, the Company will rely on prior authorization to directly solicit and accept votes cast by each beneficial holder.
Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Lee M. Elman as a Class I director and a vote “FOR” the ratification of the appointment of KPMG.

Q:
How do I vote if I am a stockholder of record?

A:
Stockholders of record can vote in person at the meeting or by proxy. Stockholders of record have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/HTI;

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by telephone, for automated voting (800) 690-9603 at any time prior to 11:59 p.m. on May 30, 2018, and follow the instructions provided on the proxy; or

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by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the enclosed proxy card.
If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Lee M. Elman as a Class I director and “FOR” the ratification of the appointment of KPMG. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Jensen and Ms. Kurtz, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction from the voting institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.
Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Ms. Kurtz, our Secretary, in writing;

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attending the meeting and voting in person;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements to elect the Board of Director nominee?

A:
There is no cumulative voting in the election of our director nominee. The election of our nominee for director requires the affirmative vote of the holders of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of director nominees, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
What are the voting requirements to approve the proposal to ratify the appointment of KPMG, the Company’s independent registered public accounting firm for the year ending December 31, 2018?

A:
The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present. For purposes of ratification of the appointment of KPMG as the Company’s independent registered public accounting firm, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Lee M. Elman as a Class I director to serve until our 2021 Annual Meeting and until his successor is duly elected and qualifies; and (2) the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee is not authorized to vote or does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Unless separate authorization has been obtained from a beneficial holder previously granted voting power by the custodian or other record holder of such beneficial owner’s shares, the Company is authorized to solicit and accept votes cast by each beneficial holder.

Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of Lee M. Elman as a Class I director and the ratification of the appointment of KPMG, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Jensen and Ms. Kurtz, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2019 annual meeting of stockholders (the “2019 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of such other business, in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2019 Annual Meeting under our current bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than November 10, 2018 and no later than 5:00 p.m. Eastern Time on December 10, 2018. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2019 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must be received by our secretary no later than December 10, 2018. Proposals should be sent via registered, certified or express mail to: Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2019 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge fees of approximately $18,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Healthcare Trust Advisors, LLC (the “Advisor”), may solicit proxies on our behalf in person or by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, employees of Broadridge and affiliates of the Advisor, may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/HTI.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Q:
What does it mean if I receive more than one proxy card?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

A:
Please call Broadridge, our proxy solicitor, at (855) 973-0096.

Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2017 10-K or any documents relating to any of our future stockholder meetings, please contact: Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York, 10022, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.healthcaretrustinc.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by American Realty Capital VII, LLC (the “Sponsor”), which, in turn, is controlled by AR Global Investments, LLC (“AR Global”). Our Board of Directors is divided into three staggered classes of directors. At the Annual Meeting, one Class I director will be elected to serve until the 2021 Annual Meeting and until his successor is duly elected and qualifies. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. The bylaws provide that the number of directors may be fixed by a resolution of the Board of Directors; provided, however, that the number of directors may never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”), which is currently one, nor greater than fifteen. Pursuant to our charter and our bylaws, a majority of our directors must be independent. The number of directors on our Board is currently fixed at five, of which four are independent directors.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Lee M. Elman, our only Class I director with a term expiring at the Annual Meeting (who is also a nominee for election as a director at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lee M. Elman	I	81	Independent Director	2016	2018	2021
Continuing Directors
Leslie D. Michelson	III	67	Non-Executive Chairman; Audit Committee Chair	2015	2020	—
Edward G. Rendell	II	74	Independent Director	2015	2019	—
Elizabeth K. Tuppeny	II	57	Independent Director; Nominating and Corporate Governance Committee Chair	2013	2019	—
Edward M. Weil, Jr.	III	51	Director	2016	2020
Executive Officers (not listed above)
W. Todd Jensen	N/A	52	Chief Executive Officer and President	N/A	N/A	N/A
Katie P. Kurtz	N/A	38	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A
Nominee for Class I Director
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class I director. Mr. Elman has served as an independent director of Global Net Lease, Inc. (“GNL”) since December 2016 and as an independent director of American Realty Capital New York City REIT, Inc. (“NYCR”) since February 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until December 2016, when Global II closed its merger with GNL.
Since 1979, Mr. Elman has served as President of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As President of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
We believe that Mr. Elman’s experience as an executive officer and director of the companies described above and his experience as a real estate investor for over 40 years make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Leslie D. Michelson
Leslie D. Michelson has served as an independent director of the Company since December 2015, including as non-executive chair since October 2016, and is a Class III director. Mr. Michelson has served as an independent director of American Finance Trust, Inc. (“AFIN”) since February 2017. Mr. Michelson has served as an independent director of Business Development Corporation of America (“BDCA”), an entity which was previously advised by an affiliate of AR Global, since January 2011, including as lead independent director since February 2016. In November 2016, BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.
Mr. Michelson previously served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) from November 2015 until the close of RCA’s merger with AFIN in February 2017, and previously served as an independent director of RCA from March 2012 until October 2012. Mr. Michelson previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016 and as an independent trustee of Realty Capital Income Funds Trust, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017. Mr. Michelson previously served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Michelson served as an independent director of American Realty Capital Trust, Inc. (“ARCT”) from January 2008, including as lead independent director from July 2012, until the close of ARCT’s merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT, Inc. (“VEREIT”) from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCA Venture, Inc. from June 2014 until June 2015. Mr. Michelson served as lead independent director of RFT from January 2013 until November 2014. Mr. Michelson served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“DNAV”) from August 2011 until February 2012 and as an independent director of New York REIT, Inc. (“NYRT”) from October 2009 until August 2011.
Since April 2007, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a company which assists corporate employees and their dependents, families and individuals obtain the best medical care. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He has served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated to the development and commercialization of high-value pharmaceutical products, since April 2013. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from 2002 until 2006 and served on its board of directors from 2002 until 2013. Mr. Michelson served on the board of directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the audit committee of the board of directors of Catellus for five years and served at various times as the chairman of the audit committee and the compensation committee. From 2001 to 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From 2000 to 2001, he served as chief executive officer and as a director of

Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1998 to 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson served as a director of Nastech Pharmaceutical Company Inc., a Nasdaq-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company, from 2007 to 2010. Also since 2004, he has served as a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Gov. Edward G. Rendell has served as an independent director of the Company since December 2015 and is a Class II director. Gov. Rendell has also served as an independent director of GNL since March 2012 and as an independent director of AFIN since February 2017. Gov. Rendell has served as an independent director of BDCA, an entity which was previously advised by an affiliate of AR Global, since January 2011. In November 2016, BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Gov. Rendell previously served as an independent director of RCA from October 2012 until the close of RCA’s merger with AFIN in February 2017, and also previously served as an independent director of RCA from February 2011 until March 2012. He previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016. Gov. Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015.
Gov. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Spahr.
Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Gov. Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
We believe that Governor Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny has served as an independent director of the Company since January 2013 and is a Class II director. Ms. Tuppeny has also served as an independent director of NYCR since March 2014, including as lead independent director of NYCR since December 2014. Ms. Tuppeny has served as an independent director of Benefit Street Partners Realty Trust, Inc. since January 2013. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. (“ARCT IV”) from May 2012 until the close of ARCT IV’s merger with VEREIT in January 2014, after which point Ms. Tuppeny was no longer associated with ARCT IV as an independent director nor affiliated with ARCT IV in any manner.
Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Prior to founding Domus, Ms. Tuppeny was executive vice president, business development at Earle Palmer Brown from 1992 to 1993. From 1984 to 1993, Ms. Tuppeny worked at Weightman Advertising, where she became senior vice president. From 1982 to 1984, Ms. Tuppeny was an account executive at The Marketing Group. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council (“PIDC”) for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. As a board member of the PIDC, Ms. Tuppeny was responsible for evaluating and approving commercial and residential real estate business development applications for financing and tax abatement for for-profit and non-profit companies. During her tenure on the PIDC, Ms. Tuppeny approved over 500 real estate development applications including the funding for the Wistar Institute’s biotech and cancer research facility, the Thomas Jefferson University Hospital, a 1.2 million square foot distribution center for Teva Pharmaceuticals Industries Ltd., the Hospital of the University of Pennsylvania/Children’s Hospital of Philadelphia expansion and the Philadelphia State Hospital at Byberry. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the national Stevie Award as the nation’s top woman entrepreneur in 2004 and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications.
We believe that Ms. Tuppeny’s experience as a director of the companies described above as chief executive officer and founder of Domus, Inc. and in evaluating healthcare-related real estate business development applications, makes her well qualified to serve on our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since October 2016 and is a Class III director. Mr. Weil previously served as an executive officer of the Company, the Advisor and the Property Manager from their formation in October 2012 until November 2014. Mr. Weil has served as a director of NYCR since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017. Mr. Weil has served as executive chairman of American Realty Capital Healthcare Trust III, Inc. (“HT III”) since November 2015, and previously served as an executive officer of HT III, the HT III advisor and the HT III property manager from their respective formations in April 2014 until November 2014. Mr. Weil has served as chairman of the board of directors of AFIN and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015. Mr. Weil also previously served as an executive officer of AFIN, the AFIN advisor and the AFIN property manager from their formation in January 2013 until November 2014, and served as a director of AFIN from January 2013 to September 2014. Mr. Weil has served as a director of GNL since January 2017, and previously served as an executive officer of GNL, the GNL advisor and the GNL property manager from their respective formations in July 2011, July 2011 and January 2012, until October 2014, and previously served as a director of GNL from May 2012 until September 2014.
Mr. Weil previously served as executive chairman of Global II from November 2015 until the close of Global II’s merger with GNL in December 2016, and previously served as an executive officer of Global II, the Global II advisor and the Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil previously served as a director of BDCA, an entity which was previously advised by an affiliate of AR Global, from December 2015 until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Mr. Weil previously served as chief executive officer, president and chairman of RCA and the RCA advisor from December 2015 until the close of RCA’s merger with AFIN in February 2017, and previously served as an executive officer of RCA and the RCA advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil previously served as a trustee of American Real Estate Income Fund from May 2012 until its liquidation in August 2016. Mr. Weil previously served as a trustee of Realty Capital Income Funds Trust, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017.
Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of NYRT, the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of HT, the HT advisor and the HT property manager from their formation in August 2010 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT in February 2013. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until February 2013. Mr. Weil served as an executive officer of DNAV, the DNAV advisor and the DNAV property manager from their formation in September 2010 until November 2014, as a director of DNAV from September 2010 until August 2014, and again as an executive officer of DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as an executive officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 and as a director of ARCT IV from January 2014, in each case until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as an executive officer of Realty Finance Trust, Inc. (now known as Benefit Street Partners Realty Trust, Inc.) (“RFT”) and the RFT advisor from November 2012 until January 2013. Mr. Weil served as an executive officer of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the sub-property manager of HOST from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil previously served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015, and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016. On March 8, 2017, the creditor trust established in connection with the RCAP bankruptcy filed suit against AR Global, the parent of our Advisor, our Advisor, advisors of other entities sponsored by the parent, and the parent’s principals (including Mr. Weil). The suit alleges, among other things, certain breaches of duties to RCAP. The Company is neither a party to the suit, nor are there any allegations related to the services the Advisor provides to us. On May 26, 2017, the defendants moved to dismiss. On November 30, 2017, the Court issued an opinion partially granting the defendants’ motion. Our Advisor has informed us that it believes that the suit is without merit and intends to defend against it vigorously. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”) and the RCA II advisor from April 2014 until November 2014. Mr. Weil served on the board of trustees of United Development Funding Income Fund V (“UDF V”) until October 2014.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.
We believe that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
W. Todd Jensen
W. Todd Jensen has served chief executive officer of the Company, the Advisor and the Property Manager since August 2017, and previously served as interim chief executive officer of the Company, the Advisor and the Property Manager since March 2016. Mr. Jensen has served as president of the Company, the Advisor and the Property Manager since December 2015. He has also served as chief investment officer of the Advisor since its formation in October 2012. Previously, from October 2012 until December 2015, Mr. Jensen served as chief investment officer of the Company and as executive vice president of the Company, the Advisor and the Property Manager. Mr. Jensen has served as president of HT III, the HT III advisor and the HT III property manager since December 2015 and as interim chief executive officer of HT III, the HT advisor and the HT III property manager since March 2016. He has also served as chief investment officer of the HT III advisor since its formation in April 2014. Previously, from April 2014 until December 2015, Mr. Jensen served as chief investment officer of HT III and as executive vice president of HT III, the HT III advisor and the HT III property manager. Mr. Jensen also previously served as the executive vice president and chief investment officer of HT, the HT advisor and the HT property manager from February 2011 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Jensen has almost 25 years of experience in the financing and development of commercial real estate, with more than 20 of those years focused exclusively on the development, leasing and capitalization of healthcare-related real estate. Mr. Jensen worked for The DASCO Companies, as a consultant from December 2008 to January 2009 and as senior vice president from January 2009 to February 2011, focusing on helping to grow its healthcare-related real estate development business. From August 2003 to September 2008, Mr. Jensen served as senior vice president for Lauth Property Group and started, grew and managed its Healthcare Group. Mr. Jensen received a B.A. in Economics and Mathematics from Kalamazoo College and an MBA from University of Pennsylvania’s Wharton School.
Katie P. Kurtz
Katie P. Kurtz has served as the chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since December 2015. Ms. Kurtz has served as the chief financial officer and treasurer of NYCR, the NYCR advisor and the NYCR property manager since November 2017. She has served as chief financial officer, treasurer and secretary of HT III, the HT III advisor and the HT III property manager since December 2015. Ms. Kurtz has served as the chief financial officer, secretary and treasurer of AFIN, the AFIN advisor and the AFIN property manager since November 2017. Ms. Kurtz previously served as the chief financial officer, treasurer and secretary of RCA and the RCA advisor from November 2015 until the close of RCA’s merger with AFIN in February 2017. She previously served as chief financial officer, treasurer and secretary of Business Development Corporation of America II from August 2014 until December 2015, as chief financial officer and treasurer of Crossroads Capital, Inc. (f/k/a BDCA Venture, Inc.) from October 2014 until December 2015 and as chief accounting officer for Business Development Corporation of America from December 2013 until December 2015.
Prior to joining AR Global, the parent of the Advisor, in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd., an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PricewaterhouseCoopers, LLP. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 17 meetings and took action by written consent or electronically on eight occasions during the year ended December 31, 2017. Each of our directors attended at least 94% of the meetings held while they were a member of the Board of Directors. All of our directors attended our 2017 annual meeting of stockholders. It is our policy to encourage all directors to attend our Annual Meeting.
The Board of Directors has approved and formed an audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee or a conflicts committee, but the nominating and corporate governance committee carries out the responsibilities typically associated with a compensation committee or a conflicts committee.
Leadership Structure of the Board of Directors
During October 2016, Leslie D. Michelson, an independent director, was appointed as the non-executive chairman of the Board. W. Todd Jensen serves as our chief executive officer and president.
As non-executive chairman, Mr. Michelson organizes the work of the Board and presides over meetings of the Board. In addition, Mr. Michelson is involved in our strategy and operations, and he is expected to devote a significant amount of his time to the Company in this capacity. Mr. Michelson’s responsibilities include, among others: (i) driving organizational strategy with the chief executive officer and other officers, responding to changes in the healthcare industry, in addition to setting Board strategy and objectives; (ii) meeting with key advisory and strategic relationships (credit and lending, accounting and audit, and investment banking), as well as key tenants and clients; (iii) consistently monitoring our portfolio performance and serving as the principal liaison between the chief executive officer and the Board to communicate business and management topics; and (iv) consulting and communicating alongside the chief executive officers with shareholders.
As chief executive officer and president, Mr. Jensen works in coordination with Mr. Michelson as they are both responsible for our strategy and operations. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles but also provides for collaborative work on strategy and operations, is appropriate at this time. The goal of the division of authority and responsibilities is to capitalize on Mr. Michelson’s extensive experience with, knowledge of and influence in the industry, allowing Mr. Jensen to focus on managing the business. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure for the Company and is best for the Company at this time. Mr. Michelson, in his capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews and approves all transactions with parties affiliated with our Advisor or AR Global and resolves other conflicts of interest between the Company and its subsidiaries, on the one hand, and any director, the Advisor or AR Global or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Audit Committee
Our audit committee is comprised of Mr. Michelson, Ms. Tuppeny, Gov. Rendell and Mr. Elman, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of the Nasdaq Stock Market (“Nasdaq”). Mr. Michelson is the chair of our audit committee. Our audit committee held seven meetings during the year ended December 31, 2017. Our directors who are members of the audit committee attended all of the meetings of the audit committee while they were members of the audit committee. The charter of the audit committee is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investors — Corporate Governance — Audit Committee Charter” and to any stockholder who sends a request to Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022. The Board of Directors has determined that Mr. Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2017 is discussed below under the heading “Audit Committee Report.”
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Mr. Elman, Mr. Michelson, Gov. Rendell and Ms. Tuppeny, each of whom is “independent” within the meaning of the applicable listing standards of the Nasdaq. Ms. Tuppeny serves as the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee held six meetings during the year ended December 31, 2017. Members of the nominating and corporate governance committee attended all of the meetings of the nominating and corporate governance committee while they were a member of the nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available to any stockholder who sends a request to Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022 and is also available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” In addition to being independent directors, all of the members of our nominating and corporate governance committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a compensation committee and a conflicts committee, are to:
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identify qualified individuals to become directors of the Company;

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recommend director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting;

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recommend committee assignments;

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periodically assess the performance of the Board of Directors;

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review and recommend appropriate corporate governance policies and procedures for the Company, including reviewing the Company’s code of business conduct and ethics for the Company’s executive officers and senior financial officers;

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approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of the Company’s executive officers;

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oversee the Company’s equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards;

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assist the Board and the non-executive chair of the Company in overseeing the development of executive succession plans;

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determine from time to time the remuneration for the Company’s independent directors; and

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for those actions and transactions brought to the attention of the nominating and corporate governance committee in which we, on the one hand, and any of AR Global, the Advisor, a director, an officer or any affiliate thereof, on the other hand, are involved, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction and conflict of interest situations between us and the other party;

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negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to us and in our best interest;

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

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review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings in person or by phone and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2019 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

In August 2017, the nominating and corporate governance engaged FTI Consulting, Inc. (“FTI”), a leading third-party compensation consulting firm, to conduct a review of the Company’s independent director compensation program. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation of Directors” for a full description of this review.
The nominating and corporate governance committee has determined that all our transactions with our Advisor, AR Global and their respective affiliates during the year ended December 31, 2017 were fair and were approved in accordance with the applicable Company policies.
Director Independence
The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq even though our shares are not listed on the Nasdaq. In the opinion of the Board of Directors, each of Mr. Michelson, Gov. Rendell, Mr. Elman and Ms. Tuppeny has no relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and are “independent” within the meaning of the listing standards of Nasdaq, as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees in which each of them serve. There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.healthcaretrustinc.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
We have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, W. Todd Jensen and Katie P. Kurtz, are each employees of affiliates of the Advisor. We neither compensate our executive officers, nor do we reimburse either our Advisor or our Property Manager, for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Advisor, our Property Manager or their respective affiliates. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives, a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation or a ratio of the compensation of our chief executive officer to our median employee. See “Certain Relationships and Related Transactions” for a discussion of fees and expense reimbursements payable to the Advisor, the Property Manager and their affiliates.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of our Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of  $30,000 and an additional yearly retainer of $55,000 for the lead independent director or non-executive chair; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per meeting. If there is a Board meeting and one or more committee meetings in one day, the director’s fees cannot exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). In addition, since April 2017, our non-executive chairman receives a monthly retainer of  $25,000 to be paid through December 2018.
Prior to August 2017, the RSP provided for an automatic grant of 1,333 restricted shares to each of the independent directors, without any further approval by the Board or our stockholders, on the date of his or her initial election to the Board and thereafter on the date of each annual stockholder meeting. The restricted shares awards granted as annual automatic awards prior to August 2017 were subject to vesting over a five-year period following the date of grant.
In August 2017, the Board amended the RSP to provide that the number of restricted shares comprising the automatic annual award to each of the independent directors would be equal to the quotient of  $30,000 divided by the then-current Estimated Per-Share NAV. These restricted shares vest annually over a five-year period in increments of 20.0% per annum beginning with the one-year anniversary of initial election to the Board and the date of the next annual meeting, respectively.
In August 2017, FTI was engaged by the nominating and corporate governance committee to conduct a review of the Company’s independent director compensation program in anticipation of a potential listing of shares of Common Stock on a national securities exchange and to ensure that independent director compensation was fair and reasonable, with potential changes including moving to upfront, multi-year equity awards (in lieu of annual equity grants), and to reflect Mr. Michelson’s enhanced responsibilities relating to strategy and operations as non-executive chairman. See “Board of Directors, Executive Officers and Corporate Governance — Leadership Structure of the Board of Directors” for further details regarding Mr. Michelson’s role and responsibilities. FTI recommended no changes to the cash compensation and moving to upfront, multi-year equity awards (in lieu of annual equity grants) as described in more detail below, and the Board, upon recommendation by the nominating and corporate governance committee, adopted FTI’s recommendations.

In August 2017, the Board amended and restated the RSP to eliminate the automatic annual awards and to make other revisions related to the implementation of the new independent director equity compensation program adopted in August 2017. As part of this new program, the Board approved a one-time grant of restricted share awards to the independent directors as follows: (i) 300,000 restricted shares to the non-executive chairman, with one-seventh of the shares vesting annually in equal increments over a seven-year period with initial vesting on August 4, 2018; and (ii) 25,000 restricted shares to each of the three other independent directors, with one-fifth of the shares vesting annually in equal increments over a five-year period with initial vesting on August 4, 2018. In connection with these one-time grants, the restricted shares awards granted as automatic annual awards in connection with our 2017 annual meeting of stockholders on July 21, 2017 were forfeited. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of common stock shall be subject to the same restrictions as the underlying restricted shares.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

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$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
On January 25, 2017, the Board established a special committee comprised of Ms. Tuppeny and Messrs. Michelson, Elman and Rendell to evaluate amendments to the Original A&R Advisory Agreement (as defined and described in greater detail in “Certain Relationships and Related Transactions — Advisor”). On February 21, 2017, the Board established another special committee comprised of the same directors to evaluate a potential transaction with HT III. The special committees collectively met 14 times and took action by written consent on one occasion during 2017 and their members received an aggregate of $86,000 as compensation paid on the same basis as cash compensation is paid for service on other committees with respect to those meetings.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2017:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Leslie D. Michelson	$388,169(3)	$6,435,000	—	—	—	$142,442	$6,965,611
Lee M. Elman	$93,375(4)	$536,250	—	—	—	$13,787	$643,412
Edward G. Rendell	$105,669(5)	$536,250	—	—	—	$16,794	$658,713
Elizabeth K. Tuppeny	$109,169(6)	$536,250	—	—	—	$21,400	$666,819

(1)
Represents restricted shares granted during the year ended December 31, 2017 with a grant date fair value computed in accordance with FASB ASC Topic 718 calculated based the Company’s Estimated Per-Share NAV as of December 31, 2016 of  $21.45 per share. These restricted shares include: (i) a one-time grant made in September 2017 of 300,000 restricted shares to Mr. Michelson, with one-seventh of the shares vesting annually in equal increments over a seven-year period with initial vesting on August 4, 2018; and (ii) a one-time grant made in September 2017 of 25,000 restricted shares to each of the three other independent directors, with one-fifth of the shares vesting annually in equal increments over a five-year period with initial vesting on August 4, 2018. These restricted shares do not include a grant of 1,398 restricted shares with a grant date fair value of  $29,987.10 per grant made to each independent director on July 21, 2017 as an automatic annual award in connection with our 2017 annual meeting of stockholders (the “Forfeited Shares”), all of which were forfeited in connection with the one-time grants made in September 2017. As of December 31, 2017, Mr. Michelson, Mr. Elman, Gov. Rendell and Ms. Tuppeny held 301,878, 26,078, 26,878 and 27,677 unvested restricted shares, respectively.
(2)
The amount reported as “All Other Compensation” represents the value of distributions received during the year ended December 31, 2017 on any restricted shares, including Forfeited Shares.

(3)
Mr. Michelson earned fees in the amount of $380,250 for services as a director during the year ended December 31, 2017. The payment of $388,169 includes $365,667 and $22,503 for services rendered during the years ended December 31, 2017 and 2016, respectively.

(4)
Mr. Elman earned fees in the amount of $100,750 for services as a director during the year ended December 31, 2017. The payment of $93,375 includes $92,750 and $625 for services rendered during the years ended December 31, 2017 and 2016, respectively.

(5)
Gov. Rendell earned fees in the amount of $98,250 for services as a director during the year ended December 31, 2017. The payment of $105,669 includes $88,750 and $16,919 for services rendered during the years ended December 31, 2017 and 2016, respectively.

(6)
Ms. Tuppeny earned fees in the amount of $99,250 for services as a director during the year ended December 31, 2017. The payment of $109,169 includes $89,750 and $19,419 for services rendered during the years ended December 31, 2017 and 2016, respectively.

Share-Based Compensation
Restricted Share Plan
The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us.
The total number of shares granted as awards under the RSP shall not exceed 5.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time and in any event will not exceed 3.4 million shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events). As of December 31, 2017, 2,996,677 shares of Common Stock were available for grants as awards under the RSP.
Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock are subject to the same restrictions as the underlying restricted shares.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 15, 2018, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
W. Todd Jensen	—	—
Katie P. Kurtz	—	—
Leslie D. Michelson(3)	302,721	*
Lee M. Elman(4)	26,347	*
Edward G. Rendell(5)	27,680	*
Elizabeth K. Tuppeny(6)	30,427	*
All directors and executive officers as a group (seven persons)	387,175	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 405 Park Avenue, 4th Floor, New York, New York 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 8,888 shares of our Common Stock or the 359,340 shares of Common Stock that may be issuable in exchange for partnership units of our operating partnership, Healthcare Trust Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) that are directly or indirectly beneficially owned by AR Global.

(3)
Includes 301,878 unvested restricted shares issued to Mr. Michelson, including (i) 800 granted on December 1, 2015 and 1,078 granted on July 28, 2016, all of which vest annually over a five-year period in equal installments, and 300,000 granted on September 8, 2017, all of which vest annually over a seven-year period in equal installments.

(4)
Includes 26,078 unvested restricted shares issued to Mr. Elman, included (i) 1,078 unvested restricted shares granted on December 21, 2016, and (ii) 25,000 unvested restricted shares granted on September 8, 2017, all of which vest annually over a five-year period in equal installments.

(5)
Includes 26,878 unvested restricted shares issued to Gov. Rendell, including (i) 800 granted on December 1, 2015, (ii) 1,078 granted on July 28, 2016, and (iii) 25,000 granted on September 8, 2017, all of which vest annually over a five-year period in equal installments.

(6)
Includes 27,411 unvested restricted shares issued to Ms. Tuppeny, including (i) 533 granted on May 29, 2014, (ii) 800 granted on July 13, 2015, (iii) 1,078 granted on July 28, 2016, and (iv) 25,000 granted on September 8, 2017, all of which vest annually over a five-year period in equal installments.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
W. Todd Jensen, our chief executive officer and president, also is the chief executive officer and president of our Advisor and our Property Manager. Katie P. Kurtz, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of our Advisor and our Property Manager.
Our Advisor and our Property Manager are owned and controlled directly or indirectly by our Sponsor. Our Sponsor is owned and controlled by AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
HT III is sponsored and advised by affiliates of the Advisor. Mr. Jensen and Ms. Kurtz are also officers of HT III, the HT III advisor and the HT III property manager. Mr. Weil is also a member of HT III’s board of directors. The HT III advisor and the HT III property manager, as well as the sponsor of HT III, are under common control with AR Global.
Advisor
On February 17, 2017, the members of a special committee of the Board unanimously approved certain amendments to the Amended and Restated Advisory Agreement, as amended, dated June 26, 2015, (the “Original A&R Advisory Agreement”), by and among the Company, the OP and the Advisor (the “Second A&R Advisory Agreement”). The Second A&R Advisory Agreement became effective on February 17, 2017. The initial term of the Second A&R Advisory Agreement is ten years beginning February 17, 2017, and is automatically renewable for another ten-year term upon each ten-year anniversary unless the agreement is terminated (1) with notice of an election not to renew at least 365 days prior to the applicable tenth anniversary, (2) in accordance with a Change of Control (as defined in the Second A&R Advisory Agreement) or a transition to self-management, (3) by 67% of the independent directors of the Board of Directors with cause, without penalty, with 45 days’ notice or (4) with 60 days prior written notice by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the Second A&R Advisory Agreement or (b) any material breach of the Second A&R Advisory Agreement of any nature whatsoever by the Company.
Asset Management Fees and Variable Management/Incentive Fees
Through the quarter ended March 31, 2015 under the advisory agreement as in effect at such time and the limited partnership agreement of the OP (the “LPA”), the Advisor received an asset management subordinated participation from the Company for the Advisor’s asset management services by causing the OP to issue (subject to periodic approval by the Board) Class B Units to the Advisor. The Class B Units were intended to be profit interests and vest, and are no longer subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) a listing; (2) an other liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of the Company’s independent directors without cause; and (z) the Advisor is still providing advisory services to the Company (the “performance condition”). Unvested Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the economic hurdle has been met.
When approved by the Board, the Class B Units were issued to the Advisor quarterly in arrears pursuant to the terms of the limited partnership agreement of the OP. The number of Class B Units issued in any quarter was equal to: (1) the excess of  (A) the product of  (y) the cost of assets multiplied by (z) 0.1875% over (B) any amounts payable as an oversight fee (as described below) for such calendar quarter; divided by (2) the value of one share of Common Stock as of the last day of such calendar quarter, which was equal initially to $22.50 (the IPO price minus the selling commissions and dealer manager fees). The value of issued Class B Units will be determined and expensed when the Company deems the achievement of the performance condition to be probable. As of December 31, 2017, the Company cannot determine the probability of achieving the performance condition. The Advisor receives distributions on vested and unvested Class B Units equal to the distribution rate received on the Company’s Common Stock. Such distributions on issued Class B Units are included in general and administrative expenses in the consolidated statements of operations and comprehensive loss until the performance condition is considered probable to occur. As of December 31, 2017, the Board had approved the issuance of 359,250 Class B Units to the Advisor in connection with this arrangement.
On May 12, 2015, the Company, the OP and the Advisor entered into an amendment to the then-current advisory agreement, which, among other things, provided that the Company would cease causing the OP to issue Class B Units in the OP to the Advisor or its assignees with respect to any period ending after March 31, 2015.
Effective April 1, 2015, the Company began paying an asset management fee to the Advisor or its assignees as compensation for services rendered in connection with the management of the Company’s assets. The asset management fee was payable on the first business day of each month in the amount of 0.0625% multiplied by the lesser of  (a) cost of assets or (b) fair value of assets for the preceding monthly period. The asset management fee was payable to the Advisor or its assignees in cash, in shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor. During the period from January 1, 2017 until the effective date of the Second A&R Advisory Agreement on February 17, 2017, the Company paid $2.94 million in cash asset management fees to the Advisor. If any amounts had been payable in shares during this period, the value of each shares would have been based on the Company’s then current estimated per-share net asset value.
Effective February 17, 2017, the Second A&R Advisory Agreement requires the Company to pay the Advisor a base management fee, which is payable on the first business day of each month. The fixed portion of the base management fee is equal to $1.625 million per month, while the variable portion of the base management fee is equal to one-twelfth of 1.25% of the cumulative net proceeds of any equity (including convertible equity and certain convertible debt but excluding proceeds from the Company’s distribution reinvestment plan) raised subsequent to February 17, 2017 per month. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the period from the effective date of the Second A&R Advisory Agreement on February 17, 2017 through December 31, 2017, the Company paid $16.25 million in cash base asset management fees to the Advisor.
In addition, the Second A&R Advisory Agreement requires the Company to pay the Advisor a variable management/incentive fee quarterly in arrears equal to (1) the product of fully diluted shares of common stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s Core Earnings (as defined below) per share in excess of  $0.375 per share plus (y) 10.0% of the applicable prior quarter’s Core Earnings per share in excess of  $0.47 per share. “Core Earnings” is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management/incentive fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent and any associated bad debt reserves, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management/incentive fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. There was no fee similar to the variable management/incentive fee prior to February 17, 2017. During the period from the effective date of the Second A&R Advisory Agreement on February 17, 2017 through December 31, 2017, the Company paid no variable management/incentive fee to the Advisor.
Acquisition Fees
Under the Original A&R Advisory Agreement, the Advisor was paid an acquisition fee equal to 1.0% of the contract purchase price of each acquired property and 1.0% of the amount advanced for a loan or other investment. The Second A&R Advisory Agreement does not provide for the acquisition fee. In addition, the aggregate amount of acquisition fees and financing coordination fees (as described below) was limited to 1.5% of the contract purchase price and the amount advanced for a loan or other investment for all the assets acquired, and this threshold was not exceeded.
Under the Original A&R Advisory Agreement the Advisor was also, and continues to be under the Second A&R Advisory Agreement, reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses cannot exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimbursed, and continues to reimburse, the Advisor for third party acquisition expenses.
In no event will the total of all acquisition expenses and, prior to the effective date of the Second A&R Advisory Agreement on February 17, 2017, any acquisition fees and financing coordination fees payable with respect to the Company’s portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments, and this threshold has not been exceeded through December 31, 2017. During the period from January 1, 2017 until the effective date of the Second A&R Advisory Agreement on February 17, 2017, the Company paid no acquisition fees to the Advisor. During the year ended December 31, 2017, the Company reimbursed the Advisor for $0.12 million in acquisition expenses.
Financing Coordination Fees
Under the Original A&R Advisory Agreement, if the Advisor provided services in connection with the origination or refinancing of any debt that the Company obtained and used to acquire properties or to make other permitted investments, or that was assumed, directly or indirectly, in connection with the acquisition of properties, the Company paid the Advisor a financing coordination fee equal to 0.75% of the amount available or outstanding under such financing, subject to certain limitations. The Second A&R Advisory Agreement does not provide for payment of a financing coordination fee.
During the period from January 1, 2017 until the effective date of the Second A&R Advisory Agreement on February 17, 2017, the Company did not incur any financing coordination fees to the Advisor.
Other Operating Fees and Reimbursements
The Company reimburses the Advisor’s costs of providing administrative services. Until March 31, 2015 under the advisory agreement as in effect at such time, these reimbursements were subject to certain limits. Neither the Original A&R Advisory Agreement nor the Second A&R Advisory Agreement contain any limits.
Additionally, the Company reimburses the Advisor for personnel costs; however, the Company may not reimburse the Advisor for personnel costs in connection with services for which the Advisor receives a separate fee.
During the year ended December 31, 2017, the Company reimbursed the Advisor for administrative services and personnel costs of  $7.0 million.
The Company’s revolving credit facility requires it to meet certain financial covenants on a quarterly basis. The Advisor has elected to, without any interest accrual, defer cash payment of  $1.7 million in certain fees and reimbursements due to the Advisor as of December 31, 2017. The Advisor’s deferral enabled the

Company to comply with such covenants as of December 31, 2017. These deferred fees and reimbursements are due to the Advisor upon demand within two business days’ written notice and no later than June 30, 2018. There can be no assurance that the Advisor will agree to defer future fees or reimbursements, including deferrals required to meet financial covenants per the revolving credit facility.
Annual Subordinated Performance Fees and Brokerage Commissions
Under the Original A&R Advisory Agreement and until the effectiveness of the Second A&R Advisory Agreement on February 17, 2017, the Advisor was entitled to an annual subordinated performance fee calculated on the basis of the Company’s total return to stockholders, payable annually in arrears, such that for any year in which the Company’s total return on stockholders’ capital exceeded 6.0% per annum, the Advisor was entitled to 15.0% of the excess total return but not to exceed 10.0% of the aggregate total return for such year. This fee would have been payable only upon the sale of assets, distributions or another event which resulted in the return on stockholders’ capital exceeding 6.0% per annum.
Under the Original A&R Advisory Agreement and until the effectiveness of the Second A&R Advisory Agreement on February 17, 2017, the Advisor was entitled to a brokerage commission on the sale of property, not to exceed the lesser of  (a) 2.0% of the contract sale price of the property and (b) 50.0% of the total brokerage commission paid if a third party broker was also involved; provided, however, that in no event could the real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed the lesser of  (a) 6.0% of the contract sales price and (b) a reasonable, customary and competitive real estate commission. The brokerage commission payable to the Advisor was subject to approval by a majority of the independent directors upon a finding that the Advisor provided a substantial amount of services in connection with the sale.
No such fees or commissions were incurred during the period from January 1, 2017 to February 17, 2017.
Termination Fees
Under the Second A&R Advisory Agreement, upon the termination or non-renewal thereof, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, including any change in control fee and transition fee, as well as the then-present fair market value of the Advisor’s interest in the Company. All fees will be due within 30 days after the effective date of the termination.
The Second A&R Advisory Agreement provides for payment of a fee to the Advisor upon termination, pursuant to a notice delivered after February 14, 2019, by either party in connection with a Change of Control. The Change of Control fee would be equal to the product of four multiplied by the Subject Fees.
The Second A&R Advisory Agreement provides for payment of a fee to the Advisor upon termination, pursuant to a notice delivered after February 14, 2019, by the Company in connection with a transition to self-management. The transition fee would be equal to (a) $15.0 million plus (b) the product of four multiplied by the Subject Fees, but may not more than an amount equal to 4.5 multiplied by the Subject Fees.
The “Subject Fees” are equal to the sum of  (i) four multiplied by the base management fee plus (ii) four multiplied by the actual variable management/incentive fee, in each of clauses (i) and (ii), payable for the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated, plus, (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated.
In addition, pursuant to the LPA, upon termination or non-renewal of the advisory agreement with the Advisor, with or without cause, Healthcare Trust Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the Advisor, is entitled to receive distributions from the OP equal to 15.0% of the amount by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed by investors plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors. The Special Limited Partner is able to elect to defer its right to receive a subordinated distribution upon termination until either a listing on a national securities exchange or other liquidity event occurred.
Special Allocation
The LPA provides for a special allocation, solely for tax purposes, of excess depreciation deductions of up to $10.0 million to the Advisor, a limited partner of the OP. In connection with this special allocation, the Advisor has agreed to restore a deficit balance in its capital account in the event of a liquidation of the OP and has agreed to provide a guaranty or indemnity of indebtedness of the OP.
Property Manager
On February 17, 2017, the Company entered into the Amended and Restated Property Management and Leasing Agreement (the “A&R Property Management Agreement”) extending the term of the A&R Property Management Agreement to February 15, 2019. The A&R Property Management Agreement will automatically renew for successive one-year terms unless any party provides written notice of its intention to terminate the agreement at least ninety days prior to the end of the term. In addition, the A&R Property Management Agreement adds a provision that the Property Manager may assign the agreement to any party with expertise in commercial real estate which has, together with its affiliates, over $100.0 million in assets under management. No changes were made to the fees and reimbursement payable under the Company’s property management and leasing agreement, which took effect on February 14, 2013.
Unless the Company contracts with a third party, the Company pays the Property Manager a property management fee of 1.5% of gross revenues from the Company’s stand-alone single-tenant net leased properties and 2.5% of gross revenues from all other types of properties, respectively. The Company also reimburses the Property Manager for property level expenses. If the Company contracts directly with third parties for such services, the Company will pay the third party customary market fees and will pay the Property Manager an oversight fee of up to 1.0% of the gross revenues of the property managed. In no event will the Company pay the Property Manager or any affiliate of the Property Manager both a property management fee and an oversight fee with respect to any particular property.
For the year ended December 31, 2017, the Company incurred from the Property Manager $3.1 million in property management fees and reimbursements for property-level expenses.
Asset Purchase
On June 16, 2017, the Company entered into a purchase agreement (the “Purchase Agreement”) to purchase 19 properties from HT III, comprising substantially all of HT III’s assets (the “Asset Purchase”).
In connection with its approval of the Purchase Agreement, HT III’s board of directors also approved a plan of liquidation (the “Plan of Liquidation”), which was subject to stockholder approval. The closing of the Asset Purchase was conditioned upon HT III stockholder approval of both the Asset Purchase and the Plan of Liquidation. Thus, if HT III’s stockholders did not approve the Plan of Liquidation, the Asset Purchase could not be completed even if stockholders approved the Asset Purchase. Likewise, the effectiveness of the Plan of Liquidation was conditioned upon stockholder approval of the Plan of Liquidation and the closing of the Asset Purchase. If the Asset Purchase was not approved and did not close, the Plan of Liquidation would not have become effective regardless of whether or not it had been approved.
On December 21, 2017, HT III’s stockholders approved the Asset Purchase and the Plan of Liquidation, and, on December 22, 2017, the Asset Purchase closed. Concurrently, the Company borrowed approximately $45.0 million under its revolving credit facility and added 15 properties, including 14 of the 19 properties purchased in the Asset Purchase, to the pool of eligible unencumbered real estate assets comprising the borrowing base under its revolving credit facility. This advance was used to fund a portion of the amount required to complete the Asset Purchase.

At the closing of the Asset Purchase, the Company paid HT III $108.4 million, representing the purchase price under the Purchase Agreement of  $120.0 million, less (i) $0.7 million reflecting prorations and closing adjustments in accordance with the Purchase Agreement, (ii) $4.9 million reflecting the outstanding principal amount of the loan secured by HT III’s Philip Center property assumed by the Company at the closing in accordance with the Purchase Agreement, and (iii) $6.0 million deposited by the Company into an escrow account in accordance with the Purchase Agreement (the “Escrow Amount”). The Escrow Amount, less any amounts paid or reserved for pending or unsatisfied indemnification claims that the Company may make pursuant to the Purchase Agreement, will be released to HT III in installments over a period of 14 months following the closing. In addition, the Company incurred $1.2 million in closing and other transaction costs. As of December 31, 2017 the Company had a $196,000 net payable to HT III included on its consolidated balance sheet related to final purchase price adjustments, in accordance with the Purchase Agreement.
The Purchase Agreement contains a number of customary representations and warranties for transactions of this type made by the Company, on the one hand, and HT III, on the other hand. The representations and warranties were made by the parties as of the date of the Purchase Agreement and generally survive (along with related indemnification obligations described below) for a period of 14 months following the closing, until February 22, 2019. Certain of these representations and warranties are subject to specified exceptions and qualifications contained in the Purchase Agreement and are qualified by the disclosure letters delivered in connection therewith.
The Company and HT III have agreed to indemnify, hold harmless and defend the other parties from losses in connection with certain matters, including, among others: (i) breaches of representations and warranties and failures of covenants by the other parties; (ii) with respect to indemnification by HT III only, taxes payable by HT III, its subsidiaries or any of their respective affiliates in connection with any taxable period prior to the closing, and any interest and penalties thereon; and (iii) with respect to indemnification by HT III only, any stockholder litigation brought by HT III’s stockholders directly or derivatively in connection with the transactions contemplated by the Purchase Agreement, subject to certain limitations. A party will not become liable for indemnification with respect to breaches of representations and warranties and failures of covenants unless and until the aggregate amount of indemnifiable claims by the other party exceeds $500,000 and this liability may not exceed 10% of the purchase price. Indemnifiable losses for which HT III is liable are recoverable by the Company first out of the Escrow Amount and then, to the extent the indemnifiable losses exceed the Escrow Amount, from HT III, jointly and severally.
The Purchase Agreement prohibited HT III from initiating, soliciting, knowingly encouraging or facilitating any inquiries or the making of any proposal, offer or other action that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined in the Purchase Agreement), subject to certain exceptions.
The Purchase Agreement also provided that HT III’s board of directors could take certain actions related to changing its recommendation to the HT III’s stockholders with respect to its approval of the Asset Purchase or the Plan of Liquidation or entering into an agreement related to an Acquisition Proposal (any such action, a “Change in Recommendation”) under certain circumstances.
The Purchase Agreement provided for certain termination rights of the Company and HT III, including the Company’s right to terminate the Purchase Agreement upon the occurrence of a Change in Recommendation or a material violation by HT III of its exclusivity obligations under the Purchase Agreement, in which event HT III would have been required to pay the Company a termination fee of $3.6 million. In addition, HT III agreed to reimburse the Company for up to $850,000 for certain transaction-related expenses (excluding Advisor expenses) if the Purchase Agreement was terminated by either party due to the HT III’s failure to obtain stockholder approval of the Asset Purchase and the Plan of Liquidation. If HT III terminated the Purchase Agreement due to the Company’s failure to pay the purchase price at closing, we would have been required to reimburse HT III for up to $750,000 in actual third party expenses incurred in connection with the Asset Purchase (without excluding HT III’s advisor expenses). Similarly, if HT III had not fulfilled certain necessary conditions to close the Asset Purchase, other than obtaining stockholder approval of the Asset Purchase and the Plan of Liquidation, HT III would have been required to reimburse the Company for up to $750,000 in actual third party expenses incurred in connection with the Asset Purchase (excluding Advisor expenses).

Investment Allocation Agreement
The Company has entered into an investment opportunity allocation agreement (the “Allocation Agreement”) with HT III, pursuant to which, if either the Advisor or HT III’s advisor determines that one or more proposed healthcare property acquisitions is appropriate for either the Company or HT III, and assuming each has sufficient capital to support such proposed healthcare property acquisition, such proposed healthcare property acquisition will be presented to the Board of Directors and HT III’s board of directors for a vote on whether to pursue such proposed healthcare property acquisition. If both the Board of Directors and HT III’s board of directors approve to pursue such proposed healthcare property acquisition, then the acquisitions of such properties will be subject to rotation between the Company and HT III, depending on whether the fund has sufficient capital to acquire all or some of the proposed healthcare property acquisitions and which fund most recently made a property acquisition. Notwithstanding the foregoing, any priority to proposed healthcare property acquisitions will be lifted in cases in which a proposed healthcare property acquisition would overly concentrate the Company or HT IIII in a particular property type, geographical region or tenant.
Pursuant to the Plan of Liquidation, HT III is authorized to sell the Company’s assets and distribute the net proceeds to its stockholders after payment of all of its liabilities. In light of the Plan of Liquidation, HT III can no longer make any acquisitions. The Allocation Agreement will terminate automatically in accordance with its terms when HT III’s advisory agreement terminates, which would occur in accordance with its terms upon the later of  (x) the dissolution of HT III and (y) 30 days following the 14-month anniversary of the closing of the Asset Purchase.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers under Maryland law. No amounts have been paid by us to these individuals pursuant to these indemnification agreements through the date of this Proxy Statement.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.
Certain Conflict Resolution Procedures
Every transaction that we enter into with our Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

Our nominating and corporate governance committee reviews the material transactions between the Advisor, AR Global and their respective affiliates, on the one hand, and us, on the other hand. Except in connection with the Purchase Agreement as described below, the nominating and corporate governance committee has determined that all our transactions with our Advisor, AR Global and their respective affiliates during the year ended December 31, 2017 were fair and were approved in accordance with the applicable Company policies. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
The Board, based on the recommendation of the special committee established to evaluate a potential transaction with HT III, by unanimous vote of the independent directors (with Mr. Weil having abstained from attending the meeting) (1) determined that each of the Purchase Agreement and the other documents and agreements contemplated thereby are fair and reasonable, both financially and otherwise, to the Company and advisable and in the best interests of the Company and (2) approved each of the Purchase Agreement and the other documents and agreements contemplated thereby.
In addition, the Second A&R Advisory Agreement contains certain provisions related to our ability to enter into transactions with the Advisor and its affiliates:
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If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then such transaction shall be approved by a majority of our directors not otherwise interested in such transaction, including a majority of our independent directors.

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We may make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments (“Joint Ventures”), unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

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We may enter into Joint Ventures with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed with management Healthcare Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2017.
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Healthcare Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.
Audit Committee
Leslie D. Michelson (Chair)
Lee M. Elman
Gov. Edward G. Rendell
Elizabeth K. Tuppeny

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently composed of five members, of which four are independent directors. Our bylaws provide that the number of directors may be fixed by a resolution of the Board of Directors; provided, however, that the number of directors may never be less than the number required by the MGCL, which is currently one, nor greater than fifteen. The Board of Directors is divided into three staggered classes of directors. At the Annual Meeting, one Class I director will be elected to serve until the 2021 Annual Meeting and until his or her successor is duly elected and qualifies. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lee M. Elman for election as Class I director at the Annual Meeting, to serve until our 2021 Annual Meeting and until his successor is duly elected and qualifies. Mr. Elman currently serves as a Class I director of the Company.
The election of Mr. Elman requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Elman will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Elman should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LEE M. ELMAN AS CLASS I DIRECTOR, TO SERVE UNTIL THE COMPANY’S 2021 ANNUAL MEETING AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. KPMG has audited our consolidated financial statements every year since the year ended December 31, 2014. KPMG reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of KPMG, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
Fees for professional services billed by KPMG for the years ended December 31, 2016 and December 31, 2017 were as follows:
Audit Fees
Audit fees billed by KPMG for the years ended December 31, 2016 and December 31, 2017 were $828,200 and $880,250, respectively.
Audit Related Fees
There were no audit related fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
Tax Fees
There were no tax fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
All Other Fees
There were no other fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied.
In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and ten percent stockholders.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective as of March 7, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investors — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Secretary. A waiver of the Code of Ethics may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2018 ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2019 Annual Meeting, the proposal must be received at our principal executive offices by 5:00 p.m. Eastern Time on December 10, 2018. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2019 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2019 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 10, 2018 and ending at 5:00 p.m. Eastern Time, on December 10, 2018. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Healthcare Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST, INC. 405 PARK AVE., 4TH FLOOR NEW YORK, NY 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com/HTI or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E44197-Z72306 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HEALTHCARE TRUST, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director Nominee for Class I Director: For Against Abstain 1a. Lee M. Elman ! ! ! For Against Abstain 2. Ratification of the appointment of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/HTI. E44198-Z72306 HEALTHCARE TRUST, INC. Annual Meeting of Stockholders May 31, 2018 11:30 A.M. This proxy is solicited by the Board of Directors The undersigned stockholder of Healthcare Trust, Inc., a Maryland corporation (the "Company"), hereby appoints W. Todd Jensen and Katie P. Kurtz, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at 66 E. 55th Street, New York, New York on May 31, 2018, commencing at 11:30 A.M., local time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" each of the Proposals, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side